================================================================================



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):

                   June 15, 2000 (June 15, 2000)


                            MERITOR AUTOMOTIVE, INC.
             (Exact name of registrant as specified in its charter)


           Delaware              1-13093                   38-3354643
      (State or other          (Commission                (IRS Employer
      jurisdiction of          File Numer)              Identification No.)
      incorporation)


      2135 West Maple Road, Troy, Michigan                      48084-7186
     (Address of principal executive offices)                   (Zip code)



     Registrant's telephone number, including area code:  (248) 435-1000



================================================================================

                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 5.   Other Events.

     Registrant's press release dated June 15, 2000 is filed herewith as Exhibit 20 and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c) Exhibits.

               20.   Press release of Registrant dated June 15, 2000.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                  MERITOR AUTOMOTIVE, INC.
                                                        (Registrant)



                                           By /s/ Vernon G. Baker, II
                                              ----------------------------------
                                              Vernon G. Baker, II
                                              Senior Vice President,
                                              General Counsel and
                                              Secretary

Dated:  June 15, 2000

                                  EXHIBIT INDEX


                                                              Sequentially
 Exhibit                                                        Numbered
  Number                          Description                     Page
---------                        -------------                ------------

   20         Press release of Registrant dated
              June 15, 2000